SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

      Date of Report: (Date of earliest event reported) : December 31, 2002

                           Commission File No. 0-24370


                            ECOLOGICAL SERVICES, INC.
   ---------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


      Delaware                                                33-0611748
-------------------------------                 --------------------------------
(State or other jurisdiction of                (IRS Employer Identification No.)
incorporation or organization)



               1464 East Vineyard Court, Salt Lake City, UT 84106
    ------------------------------------------------------------------------
                    (Address of principal executive offices)

                                  801-509-8866
                        ---------------------------------
                            (Issuer telephone number)

Item 2.   Acquisition of Disposition of Assets.

     On December 31, 2002, Ecological Services, Inc. (the "Company") acquired all of the common shares of Stanford Capital International Ltd. ("Stanford") a Hong Kong company in exchange for 10,000 shares of the Company's common stock. As a result of this acquisition Messrs. Jacob Nguyen, KM Wong and Sonny K. Hung were added to the Company's Board of Directors and Mr. Kevin Monson resigned.

     The business of Stanford consists of providing financial and corporate communication services to small and medium sized enterprises located in the Greater China Region who are listed on exchanges in the Pacific Rim, including the U.S.

      Prior to the acquisition of Stanford, the Company had no operations other than to seek an entity to acquire or with which to merge.

Item 5.   Other Events.

         As a result fo the acquisition of Stanford, the Company's shareholders approved amendments to the Company's Articles of Incorporation to (1) change the name of the Company to Stanford Capital, Inc. and to increase its authorized common shares from 20,000,000 shares $.001 par value to 50,000,000 shares $.001 par value.

         Item 7.   Financial Statements and Exhibits.

         a) Financial Statements of Stanford Capital International Limited

         b) Proforma Financial information

         c) Exhibits:

          2.1 Exchange Agreement by and between Ecological Services, Inc. and Stanford Capital International Limited dated December 31, 2002.

                                   Signatures

       Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        ECOLOGICAL SERVICES, INC.

     December 31, 2002                   /s/ Kevin Monson
                                         ----------------------------------
                                        By: Kevin Monson
                                            Chief Executive Officer

                          INDEPENDENT AUDITORS' REPORT

To the Stockholders and the Board of Directors of Stanford Capital International Limited


We have audited the accompanying balance sheets of Stanford Capital International Limited as of March 31, 2002, 2001 and 2000, and the related statements of income, stockholders' equity and cash flow for each of the three years in the period ended March 31, 2002, 2001 and 2000, all expressed in Hong Kong dollars. These financial statements are the responsibility of the Company's management. Our responsibility is to express and opinion on these financial statements based on our audits.

We conducted our audit in accordance with auditing standards generally acceptable in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, of evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statement present fairly, in all material respects, the financial position of Stanford Capital International Limited as of March 31, 2002, 2001 and 2000, and the results of their operations and their cash flows for each of the three years in the period ended March 31, 2002 in conformity with accounting principles generally accepted in the United States of America.




Ho, Sneddon, Chui,
Certified Public Accountants Limited
Hong Kong
June 28, 2002

                     STANFORD CAPITAL INTERNATIONAL LIMITED

                               STATEMENT OF INCOME


                                                            Year ended March 31
                                          -------------------------------------------------------
                                                 2002          2002           2001          2000
                                                  US$           HK$           HK$            HK$


         Net sales                              5,921        45,889          6,000       364,613
                                          ============   ===========   ============  ============

         Gross profit                           5,921        45,889          6,000       364,613

         Selling, general and
         administrative expenses                9,089        70,441         21,526       362,014
                                          ------------   -----------   ------------  ------------

         (Loss)/Income before
         income taxes                          (3,168)      (24,552)       (15,526)        2,599

         Income taxes expense                      --            --             --         1,655
                                          ------------   -----------   ------------  ------------

         Net (loss)/income                     (3,168)      (24,552)       (15,526)          944
                                          ============   ===========   ============  ============


         Basic and fully diluted
         (loss)/earnings per
         common share                           (0.32)        (2.46)         (1.55)         0.09
                                          ============   ===========   ============  ============

         Weighted average number
         of shares of common
         stock outstanding :

         -basic and fully diluted              10,000        10,000         10,000        10,000
                                          ============   ===========   ============  ============


               See accompanying notes to the financial statements.

                     STANFORD CAPITAL INTERNATIONAL LIMITED

                                 BALANCE SHEETS

                                                                     March 31
                                              ---------------------------------------------------------
                                                    2002           2002            2001           2000
                                                     US$            HK$            HK$            HK$

         CURRENT ASSETS
               Cash and cash equivalents             123            951           6,003         33,215
               Accounts receivable                    --             --              --         86,161
               Prepaid tax                            --             --           1,655             --
               Prepaid expenses                      129          1,000              --             --
                                              -----------   ------------   -------------  -------------

         TOTAL CURRENT ASSETS                        252          1,951           7,658        119,376
                                                       -              -               -             -
                                              -----------   ------------   -------------  -------------

         TOTAL ASSETS                                252          1,951           7,658        119,376
                                              ===========   ============   =============  =============



         CURRENT LIABILITIES
               Accrued expenses                      774          6,000           6,000          6,000
               Taxes payable                          --             --              --          1,655
               Amount due to a director            1,817         14,085           6,240        100,777
                                              -----------   ------------   -------------  -------------

         TOTAL CURRENT LIABILITIES                 2,592         20,085          12,240        108,432

         STOCKHOLDER LOANS                         1,419         11,000              --             --
                                                       -              -               -              -

         STOCKHOLDERS' EQUITY
               Common stock of par value
               HK$1
               -authorized, issued and
                outstanding
                 10,000 shares                     1,290         10,000          10,000         10,000
               Retained(losses)/earnings          (5,050)       (39,134)        (14,582)           944
                                              -----------   ------------   -------------  -------------

         TOTAL STOCKHOLDERS' EQUITY               (3,759)       (29,134)         (4,582)        10,944
                                                       -              -               -             -
                                              -----------   ------------   -------------  -------------

         TOTAL LIABILITIES AND
         STOCKHOLDERS' EQUITY                        252          1,951           7,658        119,376
                                              ===========   ============   =============  =============

                     STANFORD CAPITAL INTERNATIONAL LIMITED

                       STATEMENTS OF STOCKHOLDERS' EQUITY

                                                                                                   Total
                                                Common stock                 Retained       stockholders'
                                          Shares           Amount            earnings             equity
                                                              HK$                 HK$                HK$


       Balance at January 8, 1999         10,000           10,000                  --            10,000
       Net income                                                                 944               944
                                                                     -----------------  ----------------

       Balance at March 31, 2000          10,000           10,000                 944            10,944
       Net loss                                                               (15,526)          (15,526)
                                                                     -----------------  ----------------

       Balance at March 31, 2001          10,000           10,000             (14,582)           (4,582)
       Net loss                                                               (24,552)          (24,552)
                                                                     -----------------  ----------------

       Balance at March 31, 2002          10,000           10,000             (39,134)          (29,134)
                                     ============   ==============   =================  ================
                                                        US$ 1,290                            US$ (3,759)


       See accompanying notes to the financial statements

                     STANFORD CAPITAL INTERNATIONAL LIMITED

                            STATEMENTS OF CASH FLOWS


                                                                       Year ended March 31
                                                 -----------------------------------------------------------

                                                       2002            2002            2001            2000
                                                        US$             HK$            HK               HK$

         Cash flow from operating activities
         Net(loss)/income                            (3,168)        (24,552)        (15,526)            944
         Adjustments to reconcile net
         income to net cash provided by
         operating activities
               Changes in operating assets
               and liabilities
                 Prepaid tax                             --              --          (1,655)             --
                 Prepaid expenses                      (129)         (1,000)             --              --
                 Accounts receivable                     --              --          86,161         (86,161)
                 Accrued expenses                        --              --              --           6,000
                 Taxes payable                          214           1,655          (1,655)          1,655
                                                 -----------   -------------   -------------  --------------

         Net cash (used) provided by
         operating activities                        (3,083)        (23,897)         67,325         (77,562)

         Net cash (used) provided by
         financing activities
               Increase/(Decrease) in
               amount due to director                 1,012           7,845         (94,537)        100,777
               Increase in loan from
               stockholders                           1,419          11,000              --              --
                                                 -----------   -------------   -------------  --------------

         Net (decrease)/increase
         in cash and cash equivalents                  (652)         (5,052)        (27,212)         23,215

         Cash and cash equivalents at
         beginning of year                              775           6,003          33,215          10,000
                                                 -----------   -------------   -------------  --------------

         Cash and cash equivalents at
         the end of year                                123             951           6,003          33,215
                                                 ===========   =============   =============  ==============

         Supplementary disclosures of cash
             flow information

         Cash paid during the year for:
         Income taxes paid                             (214)         (1,655)          1,655              --
                                                 ===========   =============   =============  ==============


               See accompanying notes to the financial statements

                     STANFORD CAPITAL INTERNATIONAL LIMITED

                        NOTES TO THE FINANCIAL STATEMENTS


1.   ORGANIZATION AND BASIS OF FINANCIAL STATEMENTS

     Activities and organization

     Stanford Capital International Limited (the "Company" was incorporated in the Hong Kong Special Administrative Region of the Peoples Republic of China ("Hong Kong") on January 8, 1999.

     The principal activities of the Company comprise the provision of financial
     consultancy  services.  The  selling  and  administrative   activities  are
     performed in Hong Kong.

     Business risks

     Due to the nature of the business in which the Company operates, substantially all of the sales are generated from one-off contracts of short duration. Thus the Company's ability to operate depends on being able to obtain new contracts.

     Basis of preparation

     The financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP").

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Cash and cash equivalents

     Cash and cash equivalents include cash on hand, demand deposits, interest bearing savings accounts, and time certificates of deposit with an original maturity of three months or less.

     Revenue  recognition

     The Company recognizes revenue when the outcome of a transaction involving the rendering of services can be estimated reliably by reference to the stage of completion of the transaction at the balance sheet date and collectibility for such sales is reasonable assured.

                     STANFORD CAPITAL INTERNATIONAL LIMITED

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Income taxes

     Deferred income taxes are provided using the asset and liability method. Under this method, deferred income taxes are recognized for all significant temporary differences and classified as current or non-current based upon the classification of the related asset and liability in the financial statements. A valuation allowance is provided to reduce the amount of deferred tax assets if it is considered more likely than not that some portion of, or all, the deferred tax asset will not be realized.

     Net earnings per share ("EPS")

     Basic EPS excludes dilution and is computed by dividing net income attributable to common shareholders by the weighted average of common shares outstanding for the period. Diluted EPS reflects the potential dilution that could occur if securities or other contracts to issue common stock (warrants to purchase common stock and common stock options) were exercised or converted into common shares. EPS for all period presented have been computed in accordance with Statement of Financial Accounting Standard ("SFAS") No. 128 "Earning Per Share" issued by the Financial Accounting Standards Board.

     In 2000, 2001 and 2002 there were no outstanding securities or other contracts to issue common stock.

     Foreign currency translation

     Revenues and expenses are translated at average exchange rate during the year. Gains and losses from foreign currency transactions are included in income.

     Translation into United States Dollars

     The financial statements of the Company are maintained and expressed in Hong Kong dollars. The translation of Hong Kong dollar amounts into US dollars are for convenience only and have been made at the rate of HK$7.75 to US$1, the approximate free rate of exchange at March 31, 2002. Such translation should not be construed as representations that the Hong Kong dollar amounts could be converted into US dollars, at that rate or any other rate.

                     STANFORD CAPITAL INTERNATIONAL LIMITED

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Staff retirement plan costs

     The Company's costs related to the staff retirement plans are charged to the statement of income as incurred.

     Use of estimates

     The preparation of financial statement in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     Comprehensive income

     The Company reports comprehensive income in accordance with SFAS No.130, "Reporting Comprehensive Income". Accumulated other comprehensive income represents translation adjustments and is included in the stockholders' equity section of the balance sheet.

3.   INCOME TAXES

     Income is subject to taxation only in Hong Kong.

     The components of (loss) income before income taxes are as follows:

                                                 Year ended March 31
                                            2002          2001        2000
                                             HK$           HK$         HK$

               Hong Kong                 (24,552)      (15,526)      2,599
                                      ===========   ===========  ==========

     Hong Kong companies are subject to Hong Kong taxation on their activities conducted in Hong Kong. Under the current Hong Kong laws dividends and capital gains arising from realization of investments are not subject to income taxes.

                     STANFORD CAPITAL INTERNATIONAL LIMITED

3.   INCOME TAXES

     The provision for income taxes consists of the following:

                                              Year ended March 31

                                         2002         2001          2000
                                          HK$          HK$           HK$

               Current tax:
                 Hong Kong                --           --          1,655
                                  ============   ==========  ============

     A reconciliation between the provision for income taxes computed by applying the United States statutory tax rate to income before taxes and the actual provision for income taxes is as follows:

                                                                  Year ended March 31

                                                           2002            2001           2000
                                                            HK$             HK$            HK$


               Applicable U.S. federal tax rate             34%             34%            34%

               Provision for income taxes at the
               applicable U.S. federal tax rate on
               income for the year                       (8,347)         (5,279)           884
               Non-deductible expense                        --              --          2,635
               International rate difference              4,419           2,795         (1,864)
               Valuation allowance for Loss c/f           3,928           2,484             --
                                                    ------------   -------------  -------------

               Hong Kong                                     --              --          1,655
                                                    ============   =============  =============


                                                   Year ended March 31

                                             2002           2001           2000
                                              HK$            HK$            HK$

               Deferred tax assets:
               Operating loss c/f           6,412          2,484             --
               Valuation allowance         (6,412)        (2,484)            --
                                      ------------   ------------  -------------

               Hong Kong                       --             --             --
                                      ============   ============  =============

                     STANFORD CAPITAL INTERNATIONAL LIMITED

3.   INCOME TAXES

     At March 31, 2002, the Company had tax loss carryforwards for Hong Kong tax purposes, subject to the agreement of the Hong Kong Inland Revenue Department, amounting to approximately HK$6,412, which have no expiration date. Due to the uncertainty of the realization of these operating loss carryforwards, the Company established a valuation allowance against these carryforward benefits for their full amount.

4.   STAFF RETIREMENT PLAN

     According to the Mandatory Provident Fund ("MPF") legislation regulated by the Mandatory Provident Fund Scheme Authority in Hong Kong, with effect from December 1, 2000, the Company is required to participate in an MPF scheme operated by approved trustees in Hong Kong and to make contributions for its eligible employees. The contribution borne by the Company are calculated at 5% of the salaries and wages (monthly contribution is limited to 5% of HK$20,000 for each eligible employee) as calculated under the MPF legislation. No contributions were made for the years ended March 31, 2002 and March 31, 2001.

5.   COMMITMENTS AND CONTINGENCIES

     As at March 31, 2002 the Company had no commitments or contingencies outstanding.

6.   RELATED PARTY TRANSACTIONS

     The amount due to a director is unsecured, interest free and bears no fixed term of repayment.

     The stockholder loans are unsecured, interest free and bears no fixed term of repayment.

                                                   Year ended March 31

                                             2002          2001          2000
                                              HK$           HK$           HK$

          Amount due to a director         14,085         6,240       100,777
          Stockholder loans                11,000            --            --
                                       ===========   ===========  ============

                     STANFORD CAPITAL INTERNATIONAL LIMITED

7.   CONCENTRATIONS OF CREDIT RISK AND MAJOR CUSTOMERS

     Due to the nature of the financial consulting business, the Company does not generate substantial repeat business from existing customers. Further, the Company's sales are generated from small number of contracts resulting in sales to any one customer exceeding 10% or more of sales for the years ended March 31, 2002, 2001 and 2000.

                                                   Percentage of accounts receivable
                                                          Year ended March 31

                                                       2002         2001         2000
                                                        HK$          HK$          HK$


               Five largest receivable balances         --           --          100%
                                                  ==========    =========   ==========

     The Company is not aware of any financial difficulties being experienced by its major customers.

8.   FAIR VALUE OF FINANCIAL INSTRUMENTS

     The following disclosure of the estimated fair value of financial instruments is made in accordance with the requirements of SFAS No.107, "Disclosure about Fair Value of Financial Instruments". The estimated fair value amounts have been determined by the Company, using available market information and appropriate valuation methodologies. The estimates presented herein are not necessarily indicative of amounts that the Company could realize in a current market exchange.

9.   SEGMENT INFORMATION

     The Company has adopted SFAS NO.131, "Disclosure about Segments of an Enterprise and Related information", which establishes annual and interim reporting standards for an enterprise's business segments and related disclosures about its products and services, geographic areas and major customers. SFAS No.131 defines operating segments as components of an enterprise about which separate financial information is available that is evaluated regularly by the chief operating decision maker in deciding how to allocate resources and in assessing performance.

                     STANFORD CAPITAL INTERNATIONAL LIMITED

9.   SEGMENT INFORMATION

     For the periods being reported, the Company only carried out financial consulting business and, consequently no breakdown by segment is considered necessary.

     All of the Company's sales were coordinated through the Hong Kong office and an analysis of location of contract is as follows:

                                                    Year ended March 31

                                                2002         2001        2000
                                                 HK$          HK$         HK$
               Net sales:
                 Hong Kong                    24,000           --     358,613
                 Other than Hong Kong         21,889        6,000       6,000
                                            =========   ==========  ==========

     The Company operates only in one geographic area and all of its assets are located in Hong Kong.

10.  QUARTERLY DATA


                                            1st Quarter    2nd Quarter     3rd Quarter   4th Quarter
                                                    HK$            HK$             HK$            HK$

               2002
               Net sales                         37,950             --           7,939             --
               Gross profit                      37,950             --           7,939             --
               Operating(loss)/profit            33,450        (13,761)         (3,861)       (40,380)
               Net(loss)/income                  33,450        (13,761)         (3,861)       (40,380)
               Basic and fully diluted
               (loss)/earnings per
               common share                           3             (1)             (0)            (4)

               2001
               Net sales                             --             --              --          6,000
               Gross profit                          --             --              --          6,000
               Operating(loss)/profit            (7,290)        (1,468)         (2,295)        (4,473)
               Net(loss)/income                  (7,290)        (1,468)         (2,295)        (4,473)
               Basic and fully diluted
               (loss)/earnings per
               common share                       (0.73)         (0.15)          (0.23)         (0.45)

                     STANFORD CAPITAL INTERNATIONAL LIMITED

10.  QUARTERLY DATA

                                          1st Quarter     2nd Quarter    3rd Quarter   4th Quarter
                                                 HK$             HK$            HK$            HK$

               2000
               Net sales                     100,000         110,000         98,000         56,613
               Gross profit                  100,000         110,000         98,000         56,613
               Operating(loss)/profit         81,426          85,048         96,031       (261,561)
               Net(loss)/income               81,426          85,048         96,031       (261,561)
               Basic and fully diluted
               (loss)/earnings per
               common share                     8.14            8.50           9.60         (26.16)


                     STANFORD CAPITAL INTERNATIONAL LIMITED
                                 Balance Sheets
                            As at September 30, 2002

                                                                  March 31, 2002
                                                 US$        HK$        HK$

CURRENT ASSETS
       Cash and cash equivalents               3,368     26,272        951
       Account receivables
       Prepaid Expenses                          385      3,000      1,000
TOTAL CURRENT ASSETS                           3,753     29,272          -
                                             --------   --------    -------
TOTAL ASSETS                                             29,272      1,951
                                             ========   ========    =======
CURRENT LIABILITIES
       Accrued expenses                        4,615     36,000      6,000
       Amount due to a director                1,549     12,085     14,085
                                             --------   --------    -------
TOTAL CURRENT LIABILITIES                      6,165     48,085     20,085
                                             --------   --------    -------
STOCKHOLDER LOANS                              1,410     11,000     11,000
                                             --------   --------
STOCKHOLDERS' EQUITY
       Common stock of par value HK$1
         authorised, issued and outstanding
       10,000 shares                           1,282     10,000     10,000
       Retained (losses)/earnings             (5,104)   (39,813)   (39,134)
                                             --------   --------   --------
TOTAL STOCKHOLDERS' EQUITY                    (3,822)   (29,813)    29,134
                                             --------   --------   --------
TOTAL LIABILITIES AND
       STOCKHOLDERS' EQUITY                    3,753     29,272      1,951
                                             --------   --------   --------


                     STANFORD CAPITAL INTERNATIONAL LIMITED
                               STATEMENT OF INCOME
             For the period from April 1, 2002 to September 30, 2002

                                                         US$            HK$
                                                        -----          -----
           Net Sales                                    12,124         94,571
           Cost of Sales                                (7,565)       (59,010)
           Gross Profits                                 4,559         35,561

           Selling, General and
             Administrative expenses                    (4,646)       (36,240)
           Net loss                                        (87)          (679)
                                                       =========     ==========
           Basic and fully diluted
             loss per common share                        0.01           0.06
                                                       =========     ==========
           Weighted average number of shares
            of common stock outstanding:
            basic and fully diluted                     10,000         10,000
                                                       =========     ==========

                     STANFORD CAPITAL INTERNATIONAL LIMITED
                            STATEMENTS OF CASH FLOWS
             For the period from April 1, 2002 to September 30, 2002

                                                                US$        HK$
Cash flow from operating activities
       Net Loss                                                 (87)     (679)
Adjustments to reconcile net loss to
       Net cash provided by operating activities
          Change in operating assets and liabilities
                Prepaid Expenses                               (256)   (2,000)
                Acounts Receivables                               0         0
                Accrued expenses                              3,846    30,000
                Tax Payable                                       0         0
                                                             -------  --------
       Net cash (used)/ provided by operating activities      3,503    27,321
       Net cash (used) provided by financing activities
                Increase/(Decease) in amount
                  due to director                              (256)   (2,000)
                Increase in loan from stockholders                0         0
                                                             -------  --------
       Net (decrease)/ increase in cash and cash equivalents  3,246    25,321
       Cash and cash equivalents at beginning of year           122       951
       Cash and cash equivalents at the end of year           3,368    26,272
                                                             =======  ========

                          ECOLOGICAL SERVICES, INC. AND
                     STANFORD CAPITAL INTERNATIONAL LIMITED
                   PROFORMA COMBINED STATEMENTS OF OPERATIONS
                            YEAR ENDED MARCH 31, 2002


                                         Ecological          Stanford        ProForma       ProForma
                                       Services, Inc.        Capital        Adjustments
                                                             Limited
                                       -----------------  --------------- ---------------  ----------------

Net Sales                                             -          $ 5,945                           $ 5,945

Cost of Goods Sold                                    -                -                                 -
                                       -----------------  ---------------                  ----------------

Gross Profit                                          -            5,945                             5,945

Selling, General & Administrative                $6,416            9,089                            15,505
Expense
                                       -----------------  ---------------                  ----------------

Net Loss                                       $(6,416)         $(3,168)               -         $ (9,584)
                                       =================  ===============                  ================

Net Loss Per Share                               $(.01)           $(.32)               -            $(.01)
                                       =================  ===============                  ================

Weighted Average Number of Common            18,498,240           10,000               -      $ 18,508,240
Shares Outstanding
                                       =================  ===============                  ================

                                         ECOLOGICAL SERVICES, INC. AND
                                    STANFORD CAPITAL INTERNATIONAL LIMITED
                                  PROFORMA COMBINED STATEMENTS OF OPERATIONS
                                      SIX-MONTHS ENDED SEPTEMBER 30, 2002



                                             Ecological          Stanford          ProForma        ProForma
                                           Services, Inc.        Capital          Adjustments
                                                                 Limited
                                          ------------------  ---------------  ----------------  -----------------

Net Sales                                                 -          $12,124                             $ 12,124

Cost of Goods Sold                                        -            7,565                                7,565
                                          ------------------  ---------------                    -----------------

Gross Profit                                              -            4,559                                4,559

Selling, General & Administrative                   $24,463            4,646                               29,109
Expense
                                          ------------------  ---------------                    -----------------

Net Loss                                          $(24,463)            $(87)                 -         $ (25,550)
                                          ==================  ===============                    =================

Net Loss Per Share                                   $(.01)           $(.01)                 -             $(.01)
                                          ==================  ===============                    =================

Weighted Average Number of Common                19,984,625           10,000                 -       $ 19,994,625
Shares Outstanding
                                          ==================  ===============                    =================